Exhibit 99.2

Supplemental Operating and Financial Data

March 31, 2004

(Unaudited)

Heritage Property Investment Trust, Inc.

NOTICE

Some of the statements contained in the supplemental operating and financial data constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.  You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect actual results.  The factors that could cause actual results to differ materially from current expectations include financial performance and operations of the Company’s shopping centers, including the Company’s tenants, real estate conditions, current and future bankruptcies of the Company’s tenants, execution of shopping center redevelopment programs, the Company’s ability to finance its operations, successful completion of renovations, completion of pending acquisitions, the availability of additional acquisitions, execution of joint venture opportunities, changes in economic,  business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission.  The forward-looking statements contained herein represent the Company’s judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

INDEX

Corporate Profile
Investor Information
Financial Highlights
Consolidated Balance Sheets
Consolidated Statements of Income
Funds From Operations
EBITDA

Selected Ratios & Bradley OP Bond Covenant Ratios
Capital Structure
Debt Analysis
Other Securities
Property Overview Summary
Portfolio Overview - Geographic Distribution
Top Tenants
Anchor Lease Expiration Roll Out
Non-Anchor Lease Expiration Roll Out
Total Lease Expiration Roll Out
Historical Leasing Production
Historical Capital Expenditures, Tenant Improvement Costs and Leasing Commissions
Same Property Analysis
Property Listing
Property Listing Notes
Definitions

Corporate Profile

General Description

We are a fully integrated, self-administered and self-managed real estate investment trust, or REIT, that acquires, owns, manages, leases and redevelops primarily grocer-anchored neighborhood and community shopping centers in the Eastern and Midwestern United States.  As of March 31, 2004, we had a portfolio of 162 shopping centers totaling approximately 27.5 million square feet of Company-owned gross leasable area, located in 29 states.   Our shopping center portfolio was approximately 91% leased as of March 31, 2004.  We also owned 4 office buildings.

Corporate Office

131 Dartmouth Street
Boston, MA 02116
(617) 247-2200

Regional Offices

Lighthouse Point, Florida
Northbrook, Illinois
Peoria, Illinois
Hanover Park, Illinois

Speedway, Indiana
Lenexa, Kansas
Louisville, Kentucky
Redford, Michigan

Roseville, Minnesota
Florissant, Missouri
Omaha, Nebraska
Great Neck, New York

Charlotte, North Carolina
Franklin, Tennessee
Dallas, Texas
Mequon, Wisconsin

Stock Listing

New York Stock Exchange:  HTG

Credit Ratings

Standard & Poor’s: BBB-
Moody’s: Baa3
Fitch: BBB-

Inquiries:

Heritage Property Investment Trust, Inc. welcomes any questions or comments from stockholders, analysts, investment managers, media or any prospective investor.  Please address all inquires to the following:

At the Company:

Patrick O’Sullivan

Vice President, Finance & Accounting

131 Dartmouth Street

Boston, MA  02116

Phone: (617) 247-2200

Email: posullivan@heritagerealty.com

FRB / Weber Shandwick:

Claire Koeneman

(Analyst information)

Phone: (312) 640-6745

Joe Calabrese

(General information)

Phone: (212) 445-8434

Heritage Website:                                                       www.heritagerealty.com

Research Coverage:

Merrill Lynch	Steve Sakwa	(212) 449-0335
	Craig Schmidt	(212) 449-1944

Goldman Sachs	Carey Callaghan	(212) 902-1000
	Michael Bilerman	(212) 902-1970

Morgan Stanley	Matthew Ostrower	(212) 761-6284
	Suzanne Sorkin	(212) 761-6385

UBS Warburg	Keith Mills	(212) 713-3098
	Ian Weissman	(212) 713-8602

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262
	Eric Rothman	(617) 603-4263

Legg Mason	David Fick	(410) 454-5018

Deutsche Bank	Louis Taylor	(212) 250-4912
	Chris Capolongo	(212) 250-7726

Green Street Advisors	John Herald	(949) 640-8780
	Barbara Hoogland	(949) 640-8780

Financial Highlights

(unaudited and in thousands of dollars, except per-share data)

	Three Months Ended March 31,
	2004	2003

Diluted Funds from Operations (FFO)	$32,144	$29,407
FFO per share - Diluted	$0.69	$0.70

Funds Available for Distribution (FAD)	$28,100	$26,290
FAD per share - Diluted	$0.60	$0.63

EBITDA	$51,371	$48,221
EBITDA per share - Diluted	$1.10	$1.15

Net Income Attributable to Common Shareholders	$10,888	$11,220
Basic	$0.23	$0.27
Diluted	$0.23	$0.27

Dividends Paid per Share and Unit	$0.525	$0.525
Payout ratio of diluted FFO per share	77%	75%
Payout ratio of diluted FAD per share	88%	84%

Other Operating Items:
Total real estate revenue	$81,311	$75,141
Straight line rent and SFAS 141 income adjustment	$837	$953
Lease termination fee income	$296	$449
Amortization of stock compensation	$1,347	$1,638
Capitalized interest expense	$—	$—
Scheduled principal amortization on mortgages	$2,711	$2,035

Consolidated Balance Sheets

(in thousands of dollars, except per-share data)

	March 31, 2004	December 31, 2003
	(unaudited)
ASSETS
Real estate investments	$2,404,262	$2,399,973
Less: accumulated depreciation	(262,647)	(242,741)
Real estate investments, net	2,141,615	2,157,232

Cash and cash equivalents	10,260	5,464
Accounts receivable, net of allowance for doubtful accounts of $9,394 in 2004 and $8,770 in 2003	29,193	25,514
Prepaids and other assets	14,707	13,608
Deferred financing and leasing costs	26,280	25,757
Total assets	$2,222,055	$2,227,575

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Mortgage loans payable	$625,398	$632,965
Unsecured notes payable	201,490	201,490
Line of credit facility	305,000	243,000
Accrued expenses and other liabilities	77,959	82,115
Accrued distributions	24,709	24,438
Total liabilities	1,234,556	1,184,008
Minority interests:
Series B Preferred Units	—	50,000
Series C Preferred Units	25,000	25,000
Exchangeable limited partnership units	7,556	7,670
Other minority interest	2,425	2,425
Total minority interests	34,981	85,095

Shareholders’ equity:
Common stock, $.001 par value; 200,000,000 shares authorized; 46,724,344 and 46,208,574 shares issued and outstanding at March 31, 2004 and December 31, 2003, respectively	47	46
Additional paid-in capital	1,148,088	1,136,516
Cumulative distributions in excess of net income	(189,907)	(176,267)
Other comprehensive income	1,185	—
Unearned compensation	(6,895)	(1,823)
Total shareholders’ equity	952,518	958,472
Total liabilities and shareholders’ equity	$2,222,055	$2,227,575

Consolidated Statements of Income

(in thousands of dollars, except per-share data)

	Three Months Ended March 31,
	2004	2003
	(unaudited)
Real estate revenue:
Rentals	$60,337	$55,367
Percentage rent	1,689	1,963
Recoveries	18,757	17,273
Other property	528	538
Total revenue	81,311	75,141
Real estate operating expenses:
Property operating expenses	13,012	12,003
Real estate taxes	11,975	10,434
Net operating income	56,324	52,704
Other operating expense (income):
Depreciation and amortization	21,470	19,121
Interest	17,615	16,877
General and administrative	5,282	5,003
Interest and other income	(204)	(29)
Total other operating expense (income)	44,163	40,972
Income before allocation to minority interests	12,161	11,732
Income allocated to exchangeable limited partnership units	(65)	(20)
Income allocated to Series B & C Preferred Units	(1,208)	(1,664)
Income before discontinued operations	10,888	10,048
Discontinued operations:
Operating income from discontinued operations	—	363
Gains on sales of discontinued operations	—	809
Income from discontinued operations	—	1,172
Net income attributable to common shareholders	$10,888	$11,220

Basic per share data:
Income before discontinued operations	$0.23	$0.24
Income from discontinued operations	—	0.03

Income attributable to common shareholders	$0.23	$0.27

Diluted per share data:
Income before discontinued operations	$0.23	$0.24
Income from discontinued operations	—	0.03

Income attributable to common shareholders	$0.23	$0.27

Funds From Operations

(unaudited and in thousands of dollars)

	Three Months Ended March 31,
	2004	2003

Funds from Operations:

Net income	$10,888	$11,220
Add (deduct):
Depreciation and amortization (real estate-related)	21,191	18,976
Net gains on sales of real estate investments	—	(809)

Funds from Operations (FFO)	$32,079	$29,387

Funds from Operations - Diluted:

FFO	$32,079	$29,387
Add:
Income allocated to exchangeable limited partnership units	65	20

FFO - Diluted	$32,144	$29,407

Funds Available for Distribution

(unaudited and in thousands of dollars)

	Three Months Ended March 31,
	2004	2003

Funds from Operations - Diluted	$32,144	$29,407
Add (deduct):
Straight line rent and SFAS 141 income adjustment	(837)	(953)
Maintenance capital expenditures	(1,291)	(757)
Tenant improvement and leasing commissions	(3,345)	(3,390)
Capitalized interest	—	—
Amortization of financing costs	462	462
Amortization of debt premiums	(380)	(117)
Amortization of stock based compensation	1,347	1,638

Funds Available for Distribution	$28,100	$26,290

Weighted Average Shares Outstanding

(unaudited and in thousands of shares)

	Three Months Ended March 31,
	2004	2003

Weighted average shares outstanding for basic net income attributable to common shareholders (EPS) and FFO per share	46,377	41,593

Dilutive common stock equivalents for EPS:

Weighted average exchangeable limited partnership units	340	340
Effect of stock options and dilutive stock-based compensation	124	—

Weighted average shares outstanding for diluted EPS	46,841	41,933

Dilutive common stock equivalents for FFO per share:

Weighted average exchangeable limited partnership units	340	340
Effect of stock options and dilutive stock-based compensation	124	—

Weighted average shares outstanding for diluted FFO per share	46,841	41,933

EBITDA

(unaudited and in thousands of dollars)

	Three Months Ended March 31,
	2004	2003

EBITDA:

Net income	$10,888	$11,220
Add (deduct):
Net gains on sales of real estate investments	—	(809)
Income allocated to exchangeable limited partnership units	65	20
Income allocated to Series B & C Preferred Units	1,208	1,664
Depreciation and amortization	21,470	19,121
Interest	17,615	16,877
Taxes	125	128
EBITDA	$51,371	$48,221

Selected Ratios

(unaudited)

	Three Months Ended March 31,
	2004	2003

COVERAGE RATIOS
Fixed Charge Coverage Ratio	2.39	2.34
EBITDA / (Interest+Principal+Preferred Distributions)
Interest Coverage Ratio	2.92	2.86
EBITDA / Interest

OPERATING RATIOS
General and administrative expense as a % of total revenue	6.5%	6.7%
Net operating income (NOI) margin	69%	70%
Property operating expense recovery ratio	75%	77%
Unencumbered NOI as a % of total NOI	54%	55%

Unsecured Notes Payable Covenant Ratios

(unaudited and in thousands of dollars)

	As of and for the Three Months Ended March 31,
	2004	2003

LIMITATIONS ON INDEBTEDNESS
Real estate investments, at cost	$2,404,262	$2,201,855
Cash and cash equivalents	10,260	18,451
Prepaids and other assets	14,707	11,162

Total asset cost (GAAP basis)	$2,429,229	$2,231,468

Mortgage loans payable	$625,398	$582,456
Unsecured notes payable	201,490	201,490
Line of credit facility	305,000	251,000

Total outstanding debt	$1,131,888	$1,034,946

Total outstanding debt / Total asset cost (GAAP basis)	46.6%	46.4%
Test level	60.0%	60.0%

INTEREST COVERAGE
Income available for debt service (EBITDA)	$51,371	$48,221

Service charge (Interest expense)	$17,615	$16,877

Annualized income available for debt service / Annualized service charge	2.92	2.86
Test level	1.50	1.50

ENCUMBERED ASSETS
Total asset cost (GAAP basis)	$2,429,229	$2,231,468

Secured debt	$625,398	$582,456

Secured debt / Total asset cost (GAAP basis)	25.7%	26.1%
Test level	40.0%	40.0%

UNENCUMBERED ASSETS
Unencumbered asset cost (GAAP basis)	$1,350,194	$1,254,894

Unsecured notes payable	$201,490	$201,490
Line of credit facility	305,000	251,000

Total unsecured debt	$506,490	$452,490

Unencumbered asset cost (GAAP basis) / Total unsecured debt	266.6%	277.3%
Test level	150.0%	150.0%

Capital Structure

Debt

(in thousands of dollars)

Aggregate Principal March 31, 2004

Mortgage loans payable	$625,398
Unsecured notes payable	201,490
Line of credit facility	305,000

Total debt	$1,131,888

Equity

(in thousands)

	Shares & Units Outstanding at 3/31/04	$ Value Equivalent (1)
Common Stock	46,724	$1,453,116
Operating Partnership Units	340	10,574
Preferred Operating Partnership Units	1,000	25,000
		$1,488,690

Total market capitalization		$2,620,578

Total Debt to Total Market Capitalization		43.19%

(1) Value based on stock price of $31.10 per share as of the market close on March 31, 2004.

Debt Analysis

(in thousands of dollars)

Debt Maturities and Principal Payments

Year	2004 (1)	2005	2006	2007	2008	Thereafter	Total (2)

Amount	$123,577	$349,275	$24,872	$34,567	$119,477	$470,076	$1,121,844

(1) Represents the period from April 1, 2004 through December 31, 2004.

(2) The aggregate repayment amount of $1,121,844 does not reflect the unamortized mortgage loan premiums totaling $10,044 related to the assumption of nine mortgage loans with above-market contractual interest rates.

Unsecured Line of Credit - Due April 29, 2005

Total Facility	Outstanding at 3/31/04	Letters of Credit	Remaining Capacity

$350,000	$305,000	$—	$45,000

Unsecured and Secured Debt Analysis

	Amount	% of Debt	Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	$506,490	44.75%	4.12%	1.5	years
Secured Debt	625,398	55.25%	7.50%	6.2	years
Total Debt	$1,131,888	100.00%	5.99%	4.1	years

Floating and Fixed Rate Debt Analysis

	Amount	% of Debt	Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	$319,948	28.27%	2.19%	1.4	years
Fixed Rate Debt	811,940	71.73%	7.49%	5.2	years
Total Debt	$1,131,888	100.00%	5.99%	4.1	years

Debt Maturities and Principal Payments

(in thousands of dollars)

Property	2004 (1)	2005	2006	2007	2008	Thereafter	Total

Mortgage loans payable:

Miracle Hills Park	$3,573	—	—	—	—	—	3,573
The Commons of Chancellor Park	12,277	—	—	—	—	—	12,277
Franklin Square	331	13,583	—	—	—	—	13,914
Williamson Square	255	10,833	—	—	—	—	11,088
Riverchase Village Shopping Center	235	9,764	—	—	—	—	9,999
Meridian Village Plaza (2)	205	292	4,841	—	—	—	5,338
Spring Mall	83	120	8,021	—	—	—	8,224
Southport Centre	—	76	160	9,764	—	—	10,000
Innes Street Market	246	352	380	12,098	—	—	13,076
Southgate Shopping Center	76	110	119	2,166	—	—	2,471
Salem Consumer Square	318	455	504	558	8,778	—	10,613
St. Francis Plaza	134	191	207	225	243	—	1,000
Buckingham Place (2)	42	63	69	74	79	5,054	5,381
County Line Plaza (2)	138	205	222	240	256	16,002	17,063
Trinity Commons (2)	114	171	185	200	214	13,776	14,660
8 shopping centers, cross collaterialized	1,195	1,705	1,843	1,993	2,154	72,132	81,022
Montgomery Commons (2)	52	79	86	94	100	7,437	7,848
Warminster Towne Center (2)	175	260	283	307	329	18,657	20,011
Clocktower Place (2)	80	121	132	144	154	12,009	12,640
545 Boylston Street and William J. McCarthy Building	457	655	711	772	838	31,808	35,241
29 shopping centers, cross collateralized	1,698	2,520	2,728	2,955	3,147	224,115	237,163
Spradlin Farm (2)	128	189	203	219	232	16,440	17,411
Berkshire Crossing	445	611	630	651	671	11,940	14,948
Grand Traverse Crossing	257	366	394	424	457	11,643	13,541
Salmon Run Plaza (2)	222	319	349	381	417	3,192	4,880
Elk Park Center	209	297	321	346	374	6,906	8,453
Grand Traverse Crossing - Wal-Mart	116	165	179	193	208	4,415	5,276
Montgomery Towne Center	242	382	393	307	335	5,626	7,285
Bedford Grove - Wal-Mart	107	152	164	178	191	3,382	4,174
Berkshire Crossing - Home Depot/Wal-Mart	167	239	258	278	300	5,542	6,784

Total mortgage loans payable	$23,577	44,275	23,382	34,567	19,477	470,076	615,354

Unsecured notes payable	100,000	—	1,490	—	100,000	—	201,490
Line of credit facility	—	305,000	—	—	—	—	305,000

Total indebtedness (2)	$123,577	349,275	24,872	34,567	119,477	470,076	1,121,844

(1) Represents the period from April 1, 2004 through December 31, 2004.

(2) The aggregate repayment amount of $1,121,844 does not reflect the unamortized mortgage loan premiums totaling $10,044 related to the assumption of nine mortgage loans with above-market contractual interest rates.

Summary of Mortgage Loans Payable

(in thousands of dollars)

Property	Lender	Maturity	Effective Interest Rate	Contractual Interest Rate	Contractual Principal Balance	At March 31, 2004 Unamortized Mortgage Premium	Carrying Value

Miracle Hills Park	Lutheran Brotherhood	Aug-04	8.28%	8.28%	$3,573	$—	$3,573
The Commons of Chancellor Park	Principal Mutual Life Insurance	Nov-04	8.48%	8.48%	12,277	—	12,277
Franklin Square	Principal Mutual Life Insurance	Jun-05	9.00%	9.00%	13,914	—	13,914
Williamson Square	GMAC Commercial Mortgage	Aug-05	8.00%	8.00%	11,088	—	11,088
Riverchase Village Shopping Center	Allstate Life Insurance	Sep-05	7.62%	7.62%	9,999	—	9,999
Meridian Village Plaza	Sun Life Assurance Company of Canada	May-06	5.05%	7.88%	5,338	316	5,654
Spring Mall	Wells Fargo	Oct-06	9.39%	9.39%	8,224	—	8,224
Southport Centre	Lutheran Brotherhood	Jul-07	6.94%	6.94%	10,000	—	10,000
Innes Street Market	Metropolitan Life Insurance Company	Oct-07	7.63%	7.63%	13,076	—	13,076
Southgate Shopping Center	American Express Financial	Oct-07	8.38%	8.38%	2,471	—	2,471
Salem Consumer Square	Great West Life Insurance	Sep-08	10.13%	10.13%	10,613	—	10,613
St. Francis Plaza	American United Life Insurance	Dec-08	8.13%	8.13%	1,000	—	1,000
Buckingham Place	GMAC Commercial Mortgage	Aug-09	5.89%	7.88%	5,381	494	5,875
County Line Plaza	GMAC Commercial Mortgage	Aug-09	5.64%	7.91%	17,063	1,801	18,864
Trinity Commons	GMAC Commercial Mortgage	Aug-09	5.64%	7.93%	14,660	1,561	16,221
8 shopping centers, cross collateralized	Metropolitan Life Insurance Company	Dec-09	7.82%	7.82%	81,022	—	81,022
Montgomery Commons	LaSalle Bank	Jan-10	6.38%	8.48%	7,848	800	8,648
Warminster Towne Center	LaSalle Bank	Feb-10	6.01%	8.24%	20,011	2,205	22,216
Clocktower Place	Northland Marquette Capital Group	Apr-10	5.75%	8.56%	12,640	1,796	14,436
545 Boylston Street and William J. McCarthy Building	American General	Oct-10	8.26%	8.26%	35,241	—	35,241
29 shopping centers, cross collateralized	Prudential Mortgage Capital Corporation	Oct-10	7.88%	7.88%	237,163	—	237,163
Spradlin Farm	PNC Bank	Jan-12	6.53%	7.25%	17,411	778	18,189
Berkshire Crossing	M & T Bank	Nov-12	3.10%	3.10%	14,948	—	14,948
Grand Traverse Crossing	First Union Bank	Jan-13	7.42%	7.42%	13,541	—	13,541
Salmon Run Plaza	Nationwide Life Insurance	Sep-13	8.10%	8.95%	4,880	293	5,173
Elk Park Center	American Express Financial	Aug-16	7.64%	7.64%	8,453	—	8,453
Grand Traverse Crossing - Wal-Mart	Principal Mutual Life Insurance	Oct-16	7.75%	7.75%	5,276	—	5,276
Montgomery Towne Center	Security Life of Denver Insurance Company	Mar-19	8.50%	8.50%	7,285	—	7,285
Bedford Grove - Wal-Mart	National Life Insurance Company	Nov-19	7.63%	7.63%	4,174	—	4,174
Berkshire Crossing - Home Depot/Wal-Mart	Bankers Life & Casualty Insurance Company	Mar-20	7.63%	7.63%	6,784	—	6,784

Total/Weighted average			7.50%	7.87%	$615,354	$10,044	$625,398

Other Securities

Security Issued:	Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 3/31/04	-	$100,000,000
Maturity	-	November 15, 2004
Interest rate	-	7.00%

Security Issued:	Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 3/31/04	-	$100,000,000
Maturity	-	January 15, 2008
Interest rate	-	7.20%

Security Issued:	Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 3/31/04	-	$1,490,000
Maturity	-	March 15, 2006
Interest rate	-	8.875%

Security Issued:	Series C Cumulative Redeemable Units of Bradley OP (1)
	Perpetual Preferred

Carrying value at 3/31/04	-	$25,000,000
Units Outstanding	-	1,000,000
Conversion	-	Convertible into Heritage Preferred Stock 1:1 in 2009
Dividend	-	8.875%
Callable by Bradley OP	-	Five years from date of issuance (September 7, 1999)

Security Issued:	Bradley OP (1) Exchangeable Limited Partnership Units

Carrying value at 3/31/04	-	$7,556,000
Units Outstanding	-	340,270 OP Units
Conversion	-	Convertible into Heritage Common Stock 1:1
Dividend	-	Equal to current common dividend

(1) Bradley Operating Limited Partnership is a subsidiary of the Company that owns 105 properties at March 31, 2004.

Heritage Property Investment Trust, Inc.

Portfolio Overview Summary - March 31, 2004

Number of shopping centers	162
Number of office buildings	4

Total real estate owned	166

Company-owned shopping center GLA	27,487,957
Company-owned office building net rentable square feet	281,201

Total	27,769,158

% Leased - Total Portfolio	91.2%

Average square foot size of shopping centers - Company-owned GLA	170,000
Average square foot size of shopping centers - Total GLA	202,000

Average number of shopping center anchor tenants	2.7

Grocer-anchored shopping centers as a % of total shopping centers	75%

% of total NOI produced by grocer-anchored shopping centers	73%

Portfolio Overview - Square Footage

Geographic Distribution - Total Portfolio

Geographic Area	Number of Properties	Total Owned GLA	% of Total	Annualized Based Rent	% of Total

East:
North Carolina	10	2,725,205	9.81%	$25,367,816	10.51%
New York	16	1,223,330	4.41%	18,116,625	7.50%
Massachusetts	6	1,102,245	3.97%	14,646,716	6.07%
Florida	5	1,036,299	3.73%	7,572,108	3.14%
Tennessee	3	887,818	3.20%	5,920,121	2.45%
New Hampshire	4	811,423	2.92%	5,898,077	2.44%
Pennsylvania	3	686,117	2.47%	5,425,928	2.25%
New Jersey	2	505,382	1.82%	5,053,740	2.09%
Alabama	3	450,172	1.62%	4,838,838	2.00%
Maine	1	254,378	0.92%	1,380,984	0.57%
Vermont	1	224,514	0.81%	1,822,487	0.75%
Mississippi	1	221,567	0.80%	2,982,144	1.24%
Virginia	1	181,055	0.65%	2,294,867	0.95%
Georgia	1	141,072	0.51%	688,253	0.29%
Connecticut	1	125,710	0.45%	1,192,560	0.49%
Subtotal	58	10,576,287	38.09%	$103,201,264	42.75%

Midwest:
Illinois	17	3,264,804	11.76%	$29,270,815	12.12%
Minnesota	17	2,642,964	9.52%	23,664,527	9.80%
Indiana	13	2,621,138	9.44%	17,558,786	7.27%
Missouri	9	1,609,963	5.80%	13,135,214	5.44%
Wisconsin	11	1,318,401	4.75%	9,417,968	3.90%
Texas	7	968,230	3.49%	12,180,092	5.05%
Kansas	6	932,186	3.36%	5,530,221	2.29%
Michigan	4	919,820	3.31%	7,315,007	3.03%
Iowa	7	726,552	2.62%	3,419,267	1.42%
Ohio	3	669,682	2.41%	5,217,200	2.16%
Kentucky	5	653,887	2.35%	5,058,798	2.10%
Nebraska	7	633,918	2.28%	4,750,767	1.97%
South Dakota	1	195,526	0.70%	1,303,533	0.54%
New Mexico	1	35,800	0.13%	401,670	0.17%
Subtotal	108	17,192,871	61.91%	$138,223,865	57.25%

Total	166	27,769,158	100.00%	$241,425,129	100.00%

Top Tenants by Annualized Base Rent

	Tenant	# of Stores	Total GLA	GLA as a% of Total	Tenant Annualized Base Rent (1)	% of Total Annualized Base Rent (2)	Type of Business

1	TJX Companies (3)	46	1,437,140	5.18%	$12,558,607	5.20%	Off Price/Soft Goods
2	Kroger (4)	13	720,708	2.60%	5,050,338	2.09%	Grocer
3	Supervalu (5)	10	657,733	2.37%	4,418,895	1.83%	Grocer
4	Wal-Mart	9	842,962	3.04%	3,533,264	1.46%	Discount
5	Roundy’s (6)	9	546,032	1.97%	3,530,402	1.46%	Grocer
6	Barnes & Noble	8	203,436	0.73%	3,299,831	1.37%	Books
7	Charming Shoppes (7)	38	316,183	1.14%	3,267,092	1.35%	Discount / Apparel
8	Home Depot	4	459,073	1.65%	3,040,475	1.26%	Home Improvement
9	OfficeMax	12	317,020	1.14%	3,014,852	1.25%	Office Products
10	Staples	11	278,043	1.00%	2,913,256	1.21%	Office Products
11	Hy-Vee	9	535,066	1.93%	2,591,325	1.07%	Grocer
12	Hallmark	40	205,722	0.74%	2,459,040	1.02%	Cards/Gifts
13	Blockbuster	24	149,198	0.54%	2,415,316	1.00%	Video Sales / Rentals
14	Walgreens	15	192,330	0.69%	2,318,230	0.96%	Drug Store
15	Circuit City	6	181,149	0.65%	2,223,009	0.92%	Electronics
16	PetsMart	8	195,836	0.71%	2,222,879	0.92%	Pet Supplies
17	Linens N Things	6	179,705	0.65%	2,201,047	0.91%	Soft Goods
18	Associated Wholesale Grocers (8)	6	401,848	1.45%	2,155,380	0.89%	Grocer
19	Safeway (9)	4	261,433	0.94%	2,054,368	0.85%	Grocer
20	Dollar Tree	30	242,607	0.87%	2,013,337	0.83%	Discount

(1)    We calculate annualized base rent for all leases in place in which tenants are in occupancy at March 31, 2004 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquire, we calculate total base rent to be received beginning from the date we acquired the property.

(2)    Represents total Tenant Annualized Base Rent divided by Total Annualized Base Rent of $241,425,129.

(3)    TJX Companies include: TJ Maxx (21), Marshalls (16),  A.J. Wright (5), Homegoods (2) and Bob’s Stores (2).

(4)    The Kroger Co. includes: Kroger (11), Pay Less Supermarket (1) and Dillons (1).

(5)    Supervalu Inc. includes: Cub Foods (5), Shop n’ Save (1), Shop Rite (1) and Ray’s Supermarket (1). Supervalu Inc. also includes (2) Cub Foods locations leased by a limited liability corporation of which Supervalu Inc. is a member.

(6)    Roundy’s, Inc. includes: Pick N Save (5) and Rainbow Foods (4).

(7)    Charming Shoppes includes: Fashion Bug (29), Lane Bryant (6) and Catherine’s (3).

(8)    Associated Wholesale Grocers includes: Price Chopper (5) and Food 4 Less (1).

(9)    Safeway includes: Dominick’s (1), Randall’s Food Market (2) and Tom Thumb (1).

Anchor Lease Expiration Roll Out - March 31, 2004 (1)

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(2)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(3)

2004 (remaining)	13	413,833	2.6%	$2,431,585	2.1%	$5.88
2005	21	579,471	3.7%	3,703,854	3.1%	6.39
2006	36	1,417,087	9.0%	7,597,633	6.4%	5.36
2007	35	1,287,355	8.2%	8,212,824	7.0%	6.38
2008	36	1,364,235	8.6%	8,926,537	7.6%	6.54
2009	46	1,658,278	10.5%	14,095,127	12.0%	8.50
2010	30	1,096,941	6.9%	8,719,706	7.4%	7.95
2011	27	1,130,951	7.2%	9,554,984	8.1%	8.45
2012	22	746,159	4.7%	7,447,734	6.3%	9.98
2013	26	1,170,791	7.4%	8,800,275	7.5%	7.52
2014 and Thereafter	95	4,924,602	31.2%	38,388,299	32.6%	7.80

Totals	387	15,789,703	100.0%	$117,878,558	100.0%	$7.47

(1)          We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

(2)          Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(3)          Represents Expiring Base Rent divided by Expiring Square Feet.

Non-Anchor Lease Expiration Roll Out - March 31, 2004

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(1)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(2)

2004 (remaining)	385	849,597	8.90%	$11,097,617	8.33%	$13.06
2005	550	1,727,656	18.10%	23,557,247	17.69%	13.64
2006	532	1,591,471	16.67%	21,714,568	16.31%	13.64
2007	422	1,397,464	14.64%	19,459,534	14.61%	13.92
2008	370	1,326,248	13.90%	19,145,099	14.38%	14.44
2009	225	881,095	9.23%	11,978,687	9.00%	13.60
2010	92	380,283	3.98%	6,268,187	4.71%	16.48
2011	70	316,154	3.31%	4,650,919	3.49%	14.71
2012	63	258,010	2.70%	4,546,837	3.41%	17.62
2013	56	246,107	2.58%	3,861,372	2.90%	15.69
2014 and Thereafter	87	570,217	5.97%	6,872,851	5.16%	12.05

Totals	2,852	9,544,302	100.00%	$133,152,918	100.00%	$13.95

(1)          Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)          Represents Expiring Base Rent divided by Expiring Square Feet.

Total Lease Expiration Roll Out - March 31, 2004

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(1)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(2)

2004 (remaining)	398	1,263,430	5.0%	$13,529,202	5.4%	$10.71
2005	571	2,307,127	9.1%	27,261,101	10.9%	11.82
2006	568	3,008,558	11.9%	29,312,201	11.7%	9.74
2007	457	2,684,819	10.6%	27,672,358	11.0%	10.31
2008	406	2,690,483	10.6%	28,071,636	11.2%	10.43
2009	271	2,539,373	10.0%	26,073,814	10.4%	10.27
2010	122	1,477,224	5.8%	14,987,893	6.0%	10.15
2011	97	1,447,105	5.7%	14,205,903	5.7%	9.82
2012	85	1,004,169	4.0%	11,994,571	4.8%	11.94
2013	82	1,416,898	5.6%	12,661,647	5.0%	8.94
2014 and Thereafter	182	5,494,819	21.7%	45,261,150	18.0%	8.24

Totals	3,239	25,334,005	100.0%	$251,031,476	100.0%	$9.91

(1)          Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)          Represents Expiring Base Rent divided by Expiring Square Feet.

Historical Leasing Production (3) - Cash Basis

	Three Months Ended March 31, 2004	Year Ended December 31,
		2003	2002	2001
New Leases
Number of new leases signed	62	238	268	231
GLA leased (sq. ft. at end of period)	247,529	1,011,736	1,061,614	849,453
New base rent/sq. ft. (1)	$11.17	$10.13	$10.48	$10.44
Expiring base rent/sq. ft. (2)	$9.52	$9.62	$9.55	$9.04
Percentage growth in base rent	17.3%	5.3%	9.7%	15.5%

Renewals
Number of renewals signed	109	392	398	337
GLA leased (sq. ft. at end of period)	528,172	1,863,236	1,577,270	1,144,299
New base rent/sq. ft.	$10.78	$10.62	$11.04	$10.92
Expiring base rent/sq. ft.	$10.34	$10.09	$10.51	$9.89
Percentage growth in base rent	4.2%	5.2%	5.0%	10.4%

Total New Leases and Renewals
Number of new leases and renewals signed	171	630	666	568
GLA leased (sq. ft. at end of period)	775,701	2,874,972	2,638,884	1,993,752
New base rent/sq. ft.	$10.90	$10.44	$10.81	$10.72
Expiring base rent/sq. ft.	$10.08	$9.92	$10.12	$9.53
Percentage growth in base rent	8.2%	5.2%	6.8%	12.5%

(1)          New Base Rent represents the base rent payable for the first 12 months of the lease.

(2)          Expiring Base Rent represents the last 12 months of the rent payable immediately prior to the expiration of the lease.

(3)          Leasing production amounts presented represent comparable square footage and exclude leasing of vacant space at newly acquired centers, leasing of anchor space vacant greater than 24 months and new developed square footage.

Historical Capital Expenditures,
Tenant Improvement Costs and Leasing Commissions

	Three Months Ended March 31, 2004	Year Ended December 31,
		2003	2002	2001
Average number of square feet	27,794,000	26,792,000	25,117,000	23,308,000

Maintenance capital expenditures	$1,291,000	$8,408,000	$8,145,000	$5,466,000

Per square foot	$0.05	$0.31	$0.32	$0.23

Tenant improvements	$2,377,000	$11,938,000	$11,876,000	$12,615,000
Leasing commissions	968,000	4,931,000	4,461,000	2,030,000
Total	$3,345,000	$16,869,000	$16,337,000	$14,645,000

Per square foot	$0.12	$0.63	$0.65	$0.63

Same Property Analysis

(in thousands of dollars)

	Three Months Ended March 31,
	2004	2003

Total income	$73,478	$72,967
Operating expenses	(22,509)	(21,948)

Net operating income	50,969	51,019	-0.1%

Less: Lease termination income	(296)	(74)

Net operating income, as adjusted	$50,673	$50,945	-0.5%

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Shopping Centers:

Alabama

Montgomery Commons	1999	94%	95,300	299,050	257,550	Super Wal-Mart (Non-Owned)	$944,535	$9.91
						Marshalls
						Michaels

Montgomery Towne Center	1996	98%	176,361	266,895	225,415	Winn Dixie Supermarket (Non-Owned)	$2,166,627	$12.29
						Bed, Bath & Beyond
						Circuit City
						Carmike Cinemas (Non-Owned)
						Just for Feet
						Barnes & Noble
						Office Max

Riverchase Village SC	1994	93%	178,511	190,611	128,225	Bruno’s Supermarket	$1,727,676	$9.68
						Best Buy
						Barnes & Noble

Connecticut

Torrington Plaza	1963/1994	91%	125,710	132,910	42,037	TJ Maxx	$1,192,560	$9.49
						Staples

Florida

Barton Commons	1989	41%	215,049	218,049	52,039	Bealls Dept. Store	$439,884	$2.05
						Bealls Outlet

Naples Shopping Center	1962/1997	100%	198,904	202,404	162,486	Publix Supermarket	$2,021,976	$10.17
						Marshalls
						Linens N Things
						Office Depot
						Books A Million

Park Shore Shopping Center	1973/1993	100%	231,830	240,330	188,180	Fresh Market	$1,843,992	$7.95
						K-Mart
						Rhodes Furniture
						Homegoods
						Sound Advice

Shoppers Haven Shopping Center	1959/1998	76%	207,049	207,049	88,404	Winn Dixie Supermarket	$1,614,276	$7.80
						Walgreens
						Bealls Outlet

Venetian Isle Shopping Center (8)	1959/1992	99%	183,467	186,967	111,831	Publix Supermarket	$1,651,980	$9.00
						TJ Maxx
						Linens N Things
						PetsMart

Georgia

Shenandoah Plaza	1987	99%	141,072	144,072	113,922	Ingles Market	$688,253	$4.88
						Wal-Mart/Big Lots/ACS

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Illinois

Bartonville Square	1972	100%	61,678	61,678	41,824	Kroger Supermarket	$290,438	$4.71

Butterfield Square	1997	99%	106,767	121,370	51,677	Sunset Foods	$1,434,760	$13.44

The Commons of Chicago Ridge	1992/1999	100%	324,080	324,080	263,589	Home Depot Office Depot	$3,839,376	$11.85
						Marshalls
						Pep Boys (Ground Lease)
						Old Navy
						X Sport Fitness
						Michaels

The Commons of Crystal Lake	1995/1998	97%	273,060	365,335	210,569	Jewel Foods/Osco Drugs	$3,139,824	$11.50
						Marshalls
						Toys R Us
						Hobby Lobby (Non-Owned)

Crossroads Centre	1975/1988	96%	242,470	247,970	129,468	KM Fairview Heights LLC/Hobby Lobby (Ground Lease)	$1,598,112	$6.59
						TJ Maxx

Fairhills Shopping Center	1971/1989	79%	107,614	117,714	49,330	Jewel Foods/Osco Drugs	$556,072	$5.17

Heritage Square	1992	99%	210,852	210,852	164,706	Circuit City	$2,558,832	$12.14
						Carson Furniture Gallery
						DSW Shoe Warehouse
						Rhodes Furniture

High Point Centre	1988	97%	240,002	240,002	141,068	Cub Foods	$2,335,057	$9.73
						Office Depot
						Babies R Us
						Big Lots

Parkway Pointe	1996	100%	38,737	222,037	179,300	Wal-Mart (Non-Owned)	$520,296	$13.43
						Target (Non-Owned)
						Party Tree (Non-Owned)

Rivercrest	1992/1999	100%	488,680	847,635	711,859	Dominick’s Supermarket	$4,307,940	$8.82
						Best Buy
						PetsMart
						TJ Maxx
						Kimco Realty Corp./K-Mart
						Sears
						OfficeMax
						Hollywood Park
						Target (Non-Owned)
						Kohl’s (Non-Owned)
						Menards (Non-Owned)
						Sony Theaters (Non-Owned)

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Rollins Crossing	1995/1998	100%	150,576	344,696	283,704	Super K-Mart (Non-Owned)	$1,034,244	$6.87
						Sears Paint & Hardware
						Regal Cinema (Ground Lease)

Sangamon Center North	1970/1996	98%	139,907	151,107	79,257	Schnuck’s Supermarket	$1,125,564	$8.05
						U.S. Post Office

Sheridan Village	1954/1995	93%	303,896	303,896	177,409	Bergner’s Dept Store	$2,251,392	$7.41
						Cohen’s Furniture Co.

Sterling Bazaar	1992	95%	84,535	84,535	52,337	Kroger Supermarket	$757,116	$8.96

Twin Oaks Centre	1991	96%	98,197	98,197	59,682	Hy-Vee Supermarket	$696,272	$7.09

Wardcliffe Shopping Center	1976/1977	89%	67,681	67,681	48,341	CVS	$340,944	$5.04
						Big Lots

Westview Center	1992	75%	326,072	416,872	184,265	Cub Foods	$2,484,576	$7.62
						Marshalls
						Value City Dept. Store (Non-Owned)
						Fashion Bug

Indiana

Apple Glen Crossing	2001/2002	97%	150,446	440,987	384,426	Super Wal-Mart (Non-Owned)	$1,755,360	$11.67
						Kohl’s (Non-Owned)
						Dick’s Sporting Goods
						Best Buy (Ground Lease)
						PetsMart

County Line Mall	1976/1991	90%	268,589	271,389	213,950	Kroger Supermarket	$1,556,416	$5.79
						OfficeMax
						Old Time Pottery
						Sofa Express

Double Tree Plaza	1996	100%	98,342	110,342	49,773	Amelia’s Supermarket	$752,491	$7.65

Germantown Shopping Center	1985	72%	230,640	237,840	114,905	Beuhlers Supermarket	$1,068,692	$4.63
						Elder Beerman Dept Store
						Peebles Dept Store

King’s Plaza	1965	87%	102,788	104,888	60,200	Cub Foods	$423,648	$4.12

Lincoln Plaza	1968	86%	95,814	95,814	39,104	Kroger Supermarket	$631,663	$6.59

Martin’s Bittersweet Plaza	1992	100%	78,245	81,255	61,079	Martin’s Supermarket	$574,392	$7.34
						Osco Drug

Meridian Village	1990	99%	130,774	130,774	65,030	O’Malia’s Supermarket	$1,287,372	$9.84
						Godby Home Furnishings

Rivergate Shopping Center	1982	94%	133,086	137,486	108,086	Super Foods	$506,924	$3.81
						Wal-Mart

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Sagamore Park Centre	1982	93%	118,436	118,436	66,063	Payless Supermarket	$922,792	$7.79

Speedway SuperCenter	1960/1998	90%	569,879	569,879	252,624	Kroger Supermarket	$4,700,748	$8.25
						AJ Wright
						Kohl’s
						Sears
						Factory Card Outlet
						Old Navy
						Petco

The Village	1950	78%	312,187	314,987	98,025	US Factory Outlet	$1,827,936	$5.86
						AJ Wright
						Ind. Dept of Employment

Washington Lawndale Commons	1957/1993	75%	331,912	331,912	168,409	Stein Mart Dunham’s Sporting Goods	$1,550,352	$4.67
						Gensic’s Furniture House
						Jo-Ann Fabrics
						Books A Million
						Big Lots

Iowa

Burlington Plaza West	1989	34%	88,118	92,118	N/A	N/A	$210,572	$2.39

Davenport Retail Center	1996	100%	62,588	229,588	214,433	Staples	$645,534	$10.31
						PetsMart
						Super Target (Non-Owned)

Kimberly West	1987/1997	86%	113,713	116,513	76,896	Hy-Vee Supermarket	$608,968	$5.36

Parkwood Plaza	1992	38%	126,369	126,369	N/A	N/A	$340,476	$2.69

Southgate Shopping Center	1972/1996	86%	155,399	155,399	102,065	Hy-Vee Supermarket	$474,059	$3.05
						Big Lots

Spring Village	1980/1991	97%	90,263	92,763	45,763	Eagle Foods	$459,246	$5.09

Warren Plaza	1980/1993	96%	90,102	187,135	148,525	Hy-Vee Supermarket	$680,412	$7.55
						Target (Non-Owned)

Kansas

Mid State Plaza	1971	78%	286,601	293,101	157,017	Food 4 Less	$729,170	$2.54
						Sutherlands Lumber
						Hobby Lobby

Santa Fe Square	1987	100%	133,698	133,698	55,820	Hy-Vee Supermarket/Office Depot	$1,283,070	$9.60

Shawnee Parkway Plaza	1979/1995	96%	92,213	92,213	59,128	Price Chopper Supermarket	$658,914	$7.15

Village Plaza	1975	100%	55,698	55,698	31,431	Falley’s Food 4 Less	$274,694	$4.93

Westchester Square	1968/1998	93%	164,944	168,644	63,000	Hy-Vee Supermarket	$1,311,641	$7.95

West Loop Shopping Center	1986/1998	88%	199,032	199,032	78,558	Dillons Supermarket	$1,272,732	$6.39
						Waters True Value

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Kentucky

Camelot Shopping Center	1969/1997	64%	150,571	150,571	61,500	Winn Dixie Supermarket	$670,584	$4.45
						Gatti’s Pizza

Dixie Plaza	1987	100%	48,021	82,804	59,383	Winn Dixie Supermarket	$384,247	$8.00
						Frank’s Nursery (Non-Owned)

Midtown Mall	1970/1994	94%	153,828	153,828	106,271	Kroger Supermarket	$929,748	$6.04
						Big Lots/Odd Lots
						Gatti’s Pizza

Plainview Village Center	1977	95%	164,454	186,254	39,399	Kroger Supermarket	$1,459,703	$8.88

Stony Brook	1988	100%	137,013	238,213	169,775	Kroger Supermarket	$1,614,516	$11.78
						H.H. Gregg (Non-Owned)

Maine

Pine Tree Shopping Center	1958/1973	69%	254,378	254,378	122,178	Shaw’s Supermarket (Ground Lease)	$1,380,984	$5.43
						Mardens
						Jo-Ann Fabrics
						AJ Wright

Massachusetts

Berkshire Crossing	1996	100%	441,412	441,412	389,561	Price Chopper Supermarket	$3,341,956	$7.57
						Wal-Mart (Ground Lease)
						Home Depot (Ground Lease)
						Staples
						Michaels
						Barnes & Noble

Lynn Market Place	1966/1993	100%	78,092	78,092	52,620	Shaw’s Supermarket	$623,856	$7.99

Watertower Plaza	1988/1998	89%	296,320	296,320	194,078	Shaw’s Supermarket	$3,642,648	$12.29
						TJ Maxx
						OfficeMax
						Barnes & Noble
						Linens ‘N Things
						Petco
						Michaels

Westgate Plaza	1969/1996	100%	103,903	103,903	77,768	Stop & Shop/Staples/Ocean State Job Lot	$1,021,336	$9.83
						TJ Maxx

Michigan

Cherry Hill Marketplace	1992/1999	87%	122,132	125,032	53,739	Farmer Jacks	$1,224,262	$10.02

Grand Traverse Crossing	1996	100%	387,273	387,273	339,156	Wal-Mart (Ground Lease)	$2,635,324	$6.80
						Home Depot (Ground Lease)
						Borders (Ground Lease)
						Toys R Us
						Staples
						PetsMart

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

The Courtyard	1989	96%	125,967	265,622	219,421	V.G. Food Center	$995,460	$7.90
						OfficeMax
						Dunhams Sporting Goods
						Home Depot (Non-Owned)

Redford Plaza	1956/1987	100%	284,448	284,448	194,014	Kroger Supermarket	$2,459,961	$8.65
						Burlington Coat Factory
						Bally Total Fitness
						AJ Wright
						Aco Hardware
						The Resource Network

Minnesota

Austin Town Center	1999	47%	110,680	200,680	170,789	Staples	$480,610	$4.34
						Target (Non-Owned)

Brookdale Square	1971/1994	82%	185,883	185,883	140,102	Circuit City	$1,018,399	$5.48
						Office Depot
						Brookdale Theater
						Pep Boys
						Hennepin County

Burning Tree Plaza	1987/1998	99%	173,929	173,929	117,716	Best Buy	$1,552,320	$8.93
						TJ Maxx
						Hancock Fabrics
						Dunham’s Sporting Goods

Central Valu Center	1961/1984	96%	123,350	123,350	90,946	Rainbow Foods	$840,888	$6.82
						Slumberland Clearance

Division Place	1991	91%	129,353	134,353	24,016	TJ Maxx	$1,249,741	$9.66

Elk Park Center	1995/1999	100%	204,992	302,635	192,843	Cub Foods	$1,994,067	$9.73
						Target (Non-Owned)
						OfficeMax

Har Mar Mall	1965/1992	90%	434,228	434,228	226,838	Cub Foods	$4,414,932	$10.17
						Barnes & Noble
						Marshalls
						TJ Maxx
						AMC Theatres
						Michaels

Hub West (9)	1952/1992	100%	214,855	217,655	129,400	Rainbow Foods	$2,372,510	$11.04
Richfield Hub						Bally Total Fitness
						Marshalls
						Michaels

Marketplace at 42	1999	98%	120,487	150,687	72,371	Rainbow Foods	$1,526,868	$12.67
						Walgreens (Non-Owned)

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Roseville Center	1950/2000	88%	76,885	155,685	65,000	Rainbow Foods (Non-Owned)	$820,848	$10.68

Southport Centre	1992	100%	124,937	426,985	346,566	Cub Foods (Non-Owned)	$1,615,449	$12.93
						Best Buy
						Frank’s Nursery
						Super Target (Non-Owned)
						OfficeMax (Non-Owned)

Sun Ray Shopping Center	1958/1992	82%	284,962	284,962	141,575	Cub Foods (Ground Lease)	$1,936,206	$6.79
						TJ Maxx
						Bally Total Fitness
						Michaels

Ten Acres Center	1972/1986	100%	162,364	162,364	133,894	Cub Foods	$1,093,744	$6.74
						Burlington Coat Factory

Terrace Mall	1979/1993	90%	135,031	250,031	212,430	Rainbow Foods	$989,930	$7.33
						North Memorial Hospital (Non-Owned)
						North Memorial Medical

Westwind Plaza	1985	100%	87,933	147,933	80,245	Cub Foods (Non-Owned)	$1,123,224	$12.77
						Northern Tool and Equipment

White Bear Hills	1990/1996	100%	73,095	81,895	45,679	Festival Foods	$634,791	$8.68

Mississippi

County Line Plaza	1997	98%	221,567	268,367	171,062	Haverty’s Furniture	$2,982,144	$13.46
						OfficeMax
						Barnes & Noble
						Old Navy
						Just For Feet
						Circuit City (Non-Owned)

Missouri

Clocktower Place	1987	98%	214,198	222,348	129,807	Dierberg’s Market	$2,304,900	$10.76
						TJ Maxx
						Office Depot

Ellisville Square	1990	100%	146,052	149,552	107,772	K-Mart	$1,363,740	$9.34
						Lukas Liquors

Grandview Plaza	1961/1991	91%	296,008	296,008	200,075	Schnuck’s Supermarket	$1,898,150	$6.41
						Old Time Pottery
						OfficeMax
						Walgreens

Hub Shopping Center	1972/1995	97%	163,072	163,072	103,322	Price Chopper Supermarket	$882,504	$5.41

Liberty Corners	1987/1996	100%	125,432	214,932	136,500	Price Chopper Supermarket	$926,796	$7.39
						Sutherlands (Non-Owned)

Maplewood Square	1998	100%	71,590	75,590	57,575	Shop n’ Save Supermarket	$534,552	$7.47

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Marketplace at Independence	1988	96%	241,898	253,398	133,942	Price Chopper Supermarket	$2,185,746	$9.04
						Old Navy

Prospect Plaza	1979/1999	100%	189,996	189,996	136,566	Hen House Grocery	$1,567,758	$8.25
						Hobby Lobby
						Factory Oak Outlet

Watts Mill Plaza	1973/1997	100%	161,717	169,717	91,989	Price Chopper Supermarket	$1,471,068	$9.10
						Westlake Hardware

Nebraska

Bishop Heights	1971/1997	100%	34,388	128,448	106,992	Russ’s IGA Supermarket	$182,695	$5.31
						Shopko (Non-Owned)

Cornhusker Plaza	1988	96%	84,083	163,063	121,723	Hy-Vee Supermarket	$458,967	$5.46
						Wal-Mart (Non-Owned)

Eastville Plaza	1986	100%	68,546	139,636	99,046	Hy-Vee Supermarket	$568,908	$8.30
						Menard’s (Non-Owned)

Edgewood Shopping Center	1980/1994	95%	179,964	406,514	210,020	SuperSaver Supermarket	$1,517,211	$8.43
						Osco Drug
						Target (Non-Owned)

The Meadows	1998	100%	67,840	70,840	50,000	Russ’ IGA Supermarket	$521,376	$7.69

Miracle Hills Park	1988	58%	69,638	139,638	66,000	Cub Foods (Non-Owned)	$466,032	$6.69

Stockyards Plaza	1988	100%	129,459	148,659	85,649	Hy-Vee Supermarket	$1,035,578	$8.00
						Movies 8

New Hampshire

Bedford Grove	1989	96%	216,941	216,941	175,745	Shop N’ Save	$1,645,536	$7.59
						Wal-Mart (Ground Lease)

Bedford Mall	1963/1999	92%	264,564	264,564	192,207	Marshalls	$2,473,167	$9.35
						Bob’s Stores
						Staples
						Linens N Things
						Decathalon Sports (Ground Lease)
						Hoyts Cinemas

Capitol Shopping Center	1961/1999	96%	182,971	189,971	129,551	Demoulas Market Basket	$829,295	$4.53
						Burlington Coat Factory
						Marshalls

Tri City Plaza	1968/1992	100%	146,947	146,947	84,920	Demoulas Market Basket	$950,079	$6.47
						TJ Maxx

New Jersey

Cross Keys Common	1995	78%	345,928	345,928	139,095	Wal-Mart	$2,720,076	$7.86
						Staples

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Morris Hills Shopping Center	1957/1994	100%	159,454	159,454	109,161	Mega Marshalls	$2,333,664	$14.64
						Clearview Cinema (Ground Lease)
						Michaels

New Mexico

St. Francis Plaza	1992/1993	100%	35,800	35,800	20,850	Wild Oats Market	$401,670	$11.22

New York

College Plaza	1975/1994	96%	175,086	175,086	126,812	Bob’s Stores	$1,419,698	$8.11
						Marshalls
						Eckerd Drugs
						Staples

Dalewood I Shopping Center	1966/1995	100%	58,969	58,969	36,989	Pathmark	$903,228	$15.32

Dalewood II Shopping Center	1970/1995	100%	81,326	81,326	59,326	Turco’s Supermarket	$1,933,953	$23.78
						Bed, Bath & Beyond

Dalewood III Shopping Center	1972/1995	100%	48,390	48,390	28,361	TJ Maxx	$1,201,936	$24.84

Falcaro’s Plaza	1968/1993	100%	61,295	63,295	29,887	OfficeMax	$980,604	$16.00

Kings Park Shopping Center	1963/1985	100%	71,940	73,940	48,870	Key Foods	$986,304	$13.71
						TJ Maxx

Nesconset Shopping Center	1961/1999	100%	122,996	124,996	33,460	Office Depot/HomeGoods	$1,719,558	$13.98

Parkway Plaza	1973/1992	100%	89,704	89,704	31,600	TJ Maxx	$1,772,861	$19.76

Roanoke Plaza	1972/1994	100%	87,161	89,661	43,590	Best Yet Market	$1,004,358	$11.52
						TJ Maxx

Rockville Centre Shopping Center	1975	100%	44,131	44,131	27,781	HomeGoods	$582,657	$13.20

Salmon Run Plaza	1993	100%	68,761	181,195	164,614	Hannaford’s Supermarket	$1,094,243	$15.91
						K-Mart (Non-Owned)

Suffolk Plaza	1967/1998	100%	84,480	89,680	56,759	Waldbaum’s Supermarket	$725,640	$8.59

Three Village Plaza	1964/1991	93%	77,458	77,458	40,455	Swezey and Newins	$767,936	$9.91

Turnpike Plaza	1971/1994	100%	52,950	52,950	30,700	Waldbaum’s Supermarket	$938,874	$17.73

North Carolina

The Commons at Chancellor Park	1994	99%	341,860	351,460	309,041	Home Depot (Ground Lease)	$2,337,935	$6.84
						Hobby Lobby
						Circuit City
						Marshalls
						Value City
						Gold’s Gym

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Crown Point Shopping Center	1990	100%	147,200	164,200	135,200	Lowe’s Home Centers	$1,016,806	$6.91
						Babies R US

Franklin Square	1990	96%	318,435	517,735	379,568	Super Wal-Mart (Non-Owned)	$3,013,836	$9.46
						Best Buy
						Ross Dress for Less
						Bed, Bath & Beyond
						Dollar Tree
						Pep Boys (Ground Lease)
						OfficeMax
						Michaels

Innes Street Market	1998	99%	349,356	349,356	296,740	Food Lion Supermarket	$3,297,288	$9.44
						Lowe’s Home Centers
						Tinseltown Cinema
						Marshalls
						Staples
						Circuit City
						Old Navy

McMullen Creek Shopping Center (10)	1988	91%	283,647	293,247	98,222	Winn Dixie Supermarket	$2,593,901	$9.14
						Burlington Coat Factory

New Centre Market	1998	100%	143,763	266,263	202,040	Target (Non-Owned)	$1,727,808	$12.02
						Marshalls
						PetsMart
						OfficeMax

Tarrymore Square	1989	81%	260,405	260,405	85,447	Marshalls	$2,142,588	$8.23
						Dick’s Sporting Goods

University Commons	1989	86%	231,943	231,943	131,873	Lowes Foods	$2,303,592	$9.93
						TJ Maxx
						AC Moore

University Commons Greenville	1996	100%	232,821	338,021	270,249	Kroger Supermarket	$2,628,324	$11.29
						TJ Maxx
						Circuit City
						Barnes & Noble
						Target (Non-Owned)
						Linens N Things

Wendover Place	1997	97%	415,775	547,075	441,954	Harris-Teeter/Michaels	$4,305,738	$10.36
						Kohl’s
						Dick’s Sporting Goods
						Babies R Us
						PetsMart
						Old Navy
						Linens N Things
						Target (Non-Owned)

Ohio

30th Street Plaza	1951/1999	96%	157,055	157,055	111,251	Giant Eagle Supermarket	$1,457,219	$9.28
						Marc’s Pharmacy

Clock Tower Plaza	1989	99%	237,975	244,475	172,300	Ray’s Supermarket	$1,448,604	$6.09
						Wal-Mart

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Salem Consumer Square	1988	92%	274,652	274,652	131,650	Cub Foods	$2,311,377	$8.42
						Office Depot
						Michigan Sporting Goods
						AJ Wright

Pennsylvania

Boyertown Plaza	1961	33%	83,229	88,629	N/A	N/A	$402,456	$4.84

Lehigh Shopping Center	1955/1999	75%	365,543	369,543	211,215	Giant Foods (Ground Lease)	$1,925,540	$5.27
						Mega Marshalls
						Staples
						D&D Budget & Clearance
						Frank’s Nursery

Warminster Towne Center	1997	100%	237,345	318,028	260,066	Shop Rite Supermarket	$3,097,932	$13.05
						Kohl’s (Non-Owned)
						Ross Dress for Less
						PetsMart
						OfficeMax
						Pep Boys
						Rag Shop
						Old Navy

South Dakota

Baken Park	1962/1997	90%	195,526	195,526	95,039	Nash Finch Supermarket	$1,303,533	$6.67
						Ben Franklin
						Boyd’s Drug

Tennessee

Oakwood Commons (11)	1989/1997	65%	291,527	294,277	105,800	Publix Supermarket	$1,628,240	$5.59
						Peebles Dept. Store

Watson Glen Shopping Center	1989	100%	264,360	264,360	206,427	Bi-Lo Foods	$1,931,389	$7.31
						K-Mart
						Goody’s Family Clothing
						World Gym

Williamson Square (12)	1988/1993	86%	331,931	342,181	167,287	Kroger Supermarket	$2,360,492	$7.11
						Hobby Lobby
						USA Baby
						Hancock Fabrics

Texas

Buckingham Place	1980/1997	91%	150,228	156,228	96,274	Minyard Food Stores	$972,256	$6.47
						Big Lots

The Crossing	2000/2001	94%	187,132	253,511	150,963	Kroger Signature (Non-Owned)	$1,975,640	$10.56
						Kohl’s (Ground Lease)

Las Colinas Village	2001/2002	86%	104,803	131,803	24,025	Staples	$1,753,951	$16.74

Randall’s Bay Area	1989/2001	100%	78,650	78,650	55,200	Randall’s Food Market	$677,275	$8.61

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Randall’s Fairmont	1985/2003	92%	104,708	110,908	55,008	Randall’s Food Market	$959,878	$9.17

Royal Oaks Village	2001/2002	97%	145,286	145,286	83,652	HEB Grocery	$2,824,246	$19.44

Trinity Commons (13)	1998	96%	197,423	197,423	84,228	Tom Thumb	$3,016,846	$15.28
						DSW Shoe Warehouse

Vermont

Rutland Plaza	1966/1996	100%	224,514	224,514	182,264	Price Chopper Supermarket	$1,822,487	$8.12
						Wal-Mart
						TJ Maxx
						Plaza Movie Plex

Virginia

Spradlin Farm	2000/2001	100%	181,055	442,055	366,962	Home Depot (Non-Owned)	$2,294,867	$12.67
						Target (Non-Owned)
						TJ Maxx
						Barnes & Noble
						Michaels
						Goody’s Family Clothing

Wisconsin

Fairacres Shopping Center	1992	100%	79,736	82,486	58,678	Pick ‘N Save Supermarket	$691,954	$8.68

Fitchburg Ridge	1980	80%	50,555	61,805	16,631	Wisconsin Dialysis	$346,625	$6.86

Fox River Plaza	1987	100%	169,883	173,383	137,113	Pick ‘N Save Supermarket	$825,195	$4.86
						K-Mart

Garden Plaza	1990	90%	80,099	80,099	49,564	Pick ‘N Save Supermarket	$492,342	$6.15

Madison Plaza	1988/1994	37%	127,584	127,584	N/A	N/A	$458,183	$3.59

Mequon Pavilions	1967/1991	93%	211,425	211,425	65,995	Sendik’s Food Market	$2,441,674	$11.55
						Bed, Bath & Beyond

Moorland Square	1990	100%	98,288	195,388	149,674	Pick ‘N Save Supermarket	$840,169	$8.55
						K-Mart (Non-Owned)

Oak Creek Centre	1988	99%	91,510	99,510	50,000	Sentry Foods	$489,255	$5.35

Park Plaza	1959/1993	54%	113,828	113,828	29,213	Big Lots	$451,728	$3.97

Spring Mall	1967/1994	90%	210,421	210,421	140,041	Pick ‘N Save Supermarket	$1,478,157	$7.02
						TJ Maxx
						Walgreens

Taylor Heights	1989	100%	85,072	223,862	158,630	Piggly Wiggly Foods	$902,686	$10.61
						Wal-Mart (Non-Owned)
TOTAL SHOPPING CENTERS		91%	27,487,957	32,682,423	20,566,314		$233,323,434	$8.49

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Office Buildings:

William J. McCarthy Building	1963/1995	89%	93,210	93,210		NETT	$3,031,428	$32.52

545 Boylston Street	1972/1996	99%	89,308	89,308		Allied Advertising	$2,985,492	$33.43
						Trinity Church

Executive Office Building	1970	95%	40,180	40,180		Lipner Gordon & Co.	$979,390	$24.38
						Norca Corporation
						Sol G Atlas Realty
						Heritage

Fortune Office Building	1969	81%	58,503	58,503		N/A	$1,105,385	$18.89

TOTAL OFFICE BUILDINGS		91%	281,201	281,201			$8,101,695	$28.81

TOTAL PORTFOLIO		91%	27,769,158	32,963,624			$241,425,129	$8.69

Property Listing Notes

(1)

Represents the year the property originally opened for business and, if applicable, the year in which a substantial renovation was completed. These dates do not include years in which tenant improvements were made to the properties.

(2)	Represents gross leasable area owned by us, including 1,399,782 square feet of gross leaseable area subject to ground leases and excludes 5,194,466 square feet of non-owned gross leasable area.

(3)

Some of our shopping centers contain space not owned by us and space leased to tenants under ground leases. In addition to Company Owned GLA, Total GLA includes approximately 5.2 million square feet of this non-owned gross leasable area, which generally is owned directly by the anchor occupying this space, and 1.4 million square feet of ground leased gross leaseable area.

(4)	Represents square feet of gross leasable area at a property that an anchor tenant either leases or owns.

(5)

We define anchor tenants as single tenants which lease 15,000 square feet or more at a property. We define major tenants at our office buildings as tenants which lease 10% or more of the rentable square footage at a property.

(6)

We calculate Annualized Base Rent for all leases in place in which tenants are in occupancy at March 31, 2004 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT’s real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

(7)	Represents Annualized Base Rent divided by Company Owned GLA at March 31, 2004.

(8)	Property contains 11,697 square feet of office space.

(9)	Property is comprised of two shopping centers.

(10)	Property contains 32,406 square feet of office space.

(11)	We hold a leasehold interest in this property pursuant to a ground lease that expires in 2088.

(12)	Williamson Square is owned in a joint venture of which we own 60%.

(13)	We hold a leasehold interest in this property pursuant to a ground lease that expires in 2037.

Definitions

This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons management believes these measures provide useful information to investors about the company’s financial condition or results of operations. Additional detail can be found in the company’s annual report on Form 10-K for the year ended December 31, 2002, and other documents filed with the Securities and Exchange Commission from time to time.

Funds from Operations

Pursuant to the revised definition of Fund from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), we calculate Funds from Operations (FFO) by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (losses) from sales of properties, real estate-related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. We believe that FFO is helpful to investors as a measure of our performance as an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt and make capital expenditures. Our computation of FFO may, however, differ from the methodology for calculating FFO utilized by other REITs and, therefore, may not be comparable to such other REITs.

Funds Available for Distribution

In addition to FFO, we present Funds Available for Distribution (FAD) calculated from FFO by (1) adding non-real estate-related depreciation and amortization, (2) eliminating the effect of straight line rent, SFAS 141 income adjustment and non-cash interest expense items, (3) adding non-cash stock compensation and (4) subtracting maintenance capital expenditures, tenant improvements and leasing commissions. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we feel to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

EBITDA

EBITDA represents net income (loss) (determined in accordance with GAAP) adjusted for non-cash income or expenses such as depreciation, amortization and other non-cash items, and for gains (losses) from sales of properties, income taxes, interest expense and minority interest. EBITDA is intended to show unleveraged, pre-tax operating results. We believe EBITDA provides a meaningful measure of our performance because we believe it provides investors with a more complete understanding of our financial condition and operating results. We use EBITDA to calculate various financial ratios and we believe some financial analysts and equity investors also utilize the calculation for similar purposes. In addition to EBITDA, the impact of investing and financing transactions, as well as income taxes, should also be considered in evaluating overall results. EBITDA is not intended to represent any measure of performance in accordance with GAAP and our calculation and use of this measure may differ from other REITs or real estate companies. This non-GAAP measure should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance or as an alternative to net cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity.

Total Debt to Total Market Capitalization Ratio

Total debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitlization is the sum of our total indebtedness outstanding on a consolidated basis and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the actual aggregate number of outstanding common shares and common partnership units of one of our operating partnerships. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to market capitalization ratio is, in part, a function of the market price of the common stock of the company and, as such, will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it  t is evaluated with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.